UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2005

DIGIMARC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-28317	94-3342784
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9405 SW Gemini Drive, Beaverton Oregon 97008
(Address of principal executive offices) (Zip Code)

(503) 469-4800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 4.01.          Changes in Registrant’s Certifying Accountant.

                Digimarc Corporation (the “Company”) is filing this Amendment No. 1 to Form 8-K to amend its Form 8-K dated June 14, 2005, which was filed with the Securities and Exchange Commission on June 20, 2005 (the “Original Filing”).

                KPMG LLP (“KPMG”) advised the Company on June 14, 2005 that KPMG would resign as the Company’s independent registered public accounting firm, effective upon the filing of the Company’s Form 10-Q for the quarter ended June 30, 2005.  On August 9, 2005, the Company filed its Form 10-Q for the quarter ended June 30, 2005.  Accordingly, KPMG’s resignation as the Company’s independent registered public accounting firm became effective upon such filing.

                The Audit Committee of the Company’s Board of Directors is continuing the process of selecting an independent registered accounting firm to replace KPMG.

                The information in the Original Filing required under Item 304(a)(1)(ii) of Regulation S-K is incorporated by reference herein.  Such information is set forth in paragraph two of Item 4.01 of the Original Filing and includes the material weaknesses described in Item 4.01 of the Original Filing.

                During the years ended December 31, 2003 and December 31, 2004 and the subsequent interim period through August 9, 2005, there were no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to KPMG’s satisfaction would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

                During the years ended December 31, 2003 and December 31, 2004 and the subsequent interim period through August 9, 2005, there were no reportable events, except that KPMG advised the Company of the material weaknesses described in paragraph two under Item 4.01 of the Original Filing.

                The Company has authorized KPMG to respond fully to the inquiries of the successor independent registered public accounting firm concerning these issues, once such firm has been selected.

                The Company provided KPMG with a copy of the disclosure contained in this Form 8-K/A and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. KPMG’s letter, dated August 12, 2005, is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01.          Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
16.1	Letter from KPMG LLP, dated August 12, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       August 15, 2005

By:      /s/  Michael McConnell
            Michael McConnell
            Chief Financial Officer and Treasurer

DIGIMARC CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter from KPMG LLP, dated August 12, 2005.